June 7, 2007

RenaissanceRe Holdings Ltd.

Renaissance House

8-20 East Broadway

Pembroke HM 19, Bermuda

RenaissanceRe Finance Inc.

c/o Glencoe U.S. Holdings Inc.

5080 Spectrum Drive, Suite 900 East

Addison, TX 75001

Glencoe U.S. Holdings Inc.

5080 Spectrum Drive, Suite 900 East

Addison, TX 75001

RenaissanceRe Capital Trust II

Deutsche Bank Trust Company Delaware

1011 Centre Rd., Suite 200

Wilmington, DE 19805-1266

Re:	RenaissanceRe Holdings Ltd. RenaissanceRe Finance Inc. Glencoe U.S. Holdings Inc. RenaissanceRe Capital Trust II Registration Statement on Form S-3

Dear Ladies and Gentlemen:

We have acted as counsel for RenaissanceRe Holdings Ltd., a Bermuda company (the “Company”), RenaissanceRe Finance Inc., a Delaware corporation (“RenaissanceRe Finance”), Glencoe U.S. Holdings Inc., a Delaware corporation (“GUSH”), and RenaissanceRe Capital Trust II, a Delaware statutory business trust (the “Capital Trust”), in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), of a Registration Statement on Form S-3 (the “Registration Statement”) registering up to $750,000,000 of securities of the Company, RenaissanceRe Finance, GUSH and the Capital Trust, consisting of: senior, subordinated and junior subordinated debt securities of the Company (collectively, the “Company Debt Securities”), senior, subordinated and junior subordinated debt securities of RenaissanceRe Finance and/or GUSH (collectively, the “Subsidiary Debt Securities” and, together with the Company Debt Securities, the “Debt Securities”); the Company’s Common Shares, par value $1.00 per share

RenaissanceRe Holdings Ltd.
RenaissanceRe Finance Inc.
Glencoe U.S. Holdings Inc.
RenaissanceRe Capital Trust II
June 7, 2007

(the “Common Shares”); the Company’s Preference Shares, par value $1.00 per share (the “Preference Shares”); depositary shares representing fractional interests in the Common Shares and Preference Shares (the “Depositary Shares”); warrants to purchase Common Shares (the “Common Share Warrants”), warrants to purchase Preference Shares (the “Preference Share Warrants”), warrants to purchase Debt Securities (the “Debt Warrants,” and together with the Common Share Warrants and Preference Share Warrants, the “Warrants”); Share Purchase Contracts (the “Share Purchase Contracts”); Share Purchase Units (the “Share Purchase Units”); preferred securities of the Capital Trust (the “Trust Preferred Securities”); and the Company’s guarantees of the Subsidiary Debt Securities (the “Debt Securities Guarantees”) and of the Trust Preferred Securities (the “Trust Preferred Guarantees”). The Debt Securities, Common Shares, Preference Shares, Depositary Shares, Warrants, Trust Preferred Securities, Share Purchase Contracts, Share Purchase Units, Debt Securities Guarantees and Trust Preferred Guarantees are herein referred to collectively as the “Securities.” The Securities may be issued and sold from time to time after the Registration Statement, to which this opinion is an exhibit, becomes effective. The prospectus (the “Prospectus”) included in the Registration Statement relates to an aggregate of up to $750,000,000 of Securities. The terms used herein, unless otherwise defined, have the meanings assigned to them in the Registration Statement.

The Company Debt Securities may be issued by the Company under (i) a Senior Indenture between the Company, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (the “Company Senior Indenture”), (ii) a Subordinated Indenture between the Company, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (the “Company Subordinated Indenture”) or (iii) a Junior Subordinated Indenture between the Company, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (the “Company Junior Subordinated Indenture” and, together with the Company Senior Indenture and the Company Subordinated Indenture, the “Company Indentures”). Certain terms of the Company Debt Securities will be established by or pursuant to resolutions of the Board of Directors of the Company as part of the corporate action taken and to be taken relating to the issuance of the Company Debt Securities.

The Subsidiary Debt Securities may be issued by RenaissanceRe Finance and/or GUSH under (i) a Senior Indenture among RenaissanceRe Finance or GUSH (as applicable), as Issuer, the Company, as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee (the “Subsidiary Senior Indenture”), (ii) a Subordinated Indenture among RenaissanceRe Finance or GUSH (as applicable), as Issuer, the Company, as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee (the “Subsidiary Subordinated Indenture”) or (iii) a Junior Subordinated Indenture among RenaissanceRe Finance or GUSH (as applicable), as Issuer, the Company, as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee (the “Subsidiary Junior Subordinated Indenture” and, together with the Subsidiary Senior Indenture and the Subsidiary Subordinated Indenture, the “Subsidiary Indentures”). Each Debt Securities Guarantee may be issued by the Company pursuant to a senior, subordinated or junior subordinated debt securities guarantee agreement between the Company, as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee (a “Debt Securities Guarantee

RenaissanceRe Holdings Ltd.
RenaissanceRe Finance Inc.
Glencoe U.S. Holdings Inc.
RenaissanceRe Capital Trust II
June 7, 2007

Agreement”). Certain terms of the Subsidiary Debt Securities will be established by or pursuant to resolutions of the Boards of Directors of the Company and of RenaissanceRe Finance or GUSH, as applicable, as part of the corporate action to be taken relating to the issuance of the Subsidiary Debt Securities.

The Warrants may be issued pursuant to the terms of one or more warrant agreements (the “Warrant Agreements”) to be entered into prior to the issuance of the Warrants, with certain terms of the Warrants to be established by or pursuant to resolutions of the Board of Directors of the Company as part of the corporate action taken and to be taken relating to the issuance of the Warrants.

The Trust Preferred Securities may be issued by the Trust pursuant to the terms of (i) an Amended and Restated Trust Agreement among the Company, as Depositor, Deutsche Bank Trust Company Americas, as Property Trustee, and Deutsche Bank Trust Company Delaware, as Delaware Trustee (the “Trust Agreement”), and the related Trust Preferred Guarantee may be issued by the Company pursuant to a Preferred Securities Guarantee Agreement among the Company, as Guarantor, and Deutsche Bank Trust Company Americas, as Guarantee Trustee (the “Preferred Securities Guarantee Agreement”), in each case to be entered into prior to the issuance of the Trust Preferred Securities, with certain terms of the Trust Preferred Securities and the Trust Preferred Guarantees to be established by or pursuant to actions taken by the Capital Trust or resolutions of the Board of Directors of the Company as part of the actions to be taken relating to the issuance of the Trust Preferred Securities and the Trust Preferred Guarantees.

In rendering the opinions expressed herein, we have examined and are familiar with (i) the Registration Statement to which this opinion will be filed as an exhibit, (ii) the form of Company Senior Indenture attached as an exhibit to the Registration Statement, (iii) the form of Subsidiary Senior Indenture attached as an exhibit to the Registration Statement, (iv) the form of Company Subordinated Indenture attached as an exhibit to the Registration Statement, (v) the form of Subsidiary Subordinated Indenture attached as an exhibit to the Registration Statement, (vi) the form of Company Junior Subordinated Indenture attached as an exhibit to the Registration Statement, (vii) the form of Subsidiary Junior Subordinated Indenture attached as an exhibit to the Registration Statement, (viii) the Certificate of Trust of the Capital Trust, dated as of January 5, 2001, incorporated by reference as an exhibit to the Registration Statement, (ix) the Trust Agreement, dated as of January 5, 2001 of the Capital Trust, among the Company, as Depositor, Deutsche Bank Trust Company Americas, as Property Trustee, Deutsche Bank Trust Company Delaware, as Delaware Trustee, and the Administrative Trustees named therein, incorporated by reference as an exhibit to the Registration Statement, (x) the form of Amended and Restated Trust Agreement incorporated by reference as an exhibit to the Registration Agreement, (xii) the form of the Preferred Securities Guarantee Agreement incorporated by reference as an exhibit to the Registration Agreement, (xiii) the form of Senior Debt Securities Guarantee Agreement attached as an exhibit to the Registration Statement, (xiv) the form of Subordinated Debt Securities Guarantee Agreement attached as an exhibit to the Registration

RenaissanceRe Holdings Ltd.
RenaissanceRe Finance Inc.
Glencoe U.S. Holdings Inc.
RenaissanceRe Capital Trust II
June 7, 2007

Statement and (xv) the form of Junior Subordinated Debt Securities Guarantee Agreement attached as an exhibit to the Registration Statement.

We have also examined such other documents and instruments and have made such further investigations as we have deemed necessary or appropriate in connection with this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as certified copies or photocopies. In rendering the opinions expressed below, we have relied on factual representations by officials of the Company, RenaissanceRe Finance, GUSH and the Capital Trust and statements of fact contained in the documents we have examined.

A. Based upon and subject to the foregoing and the qualifications expressed below, and having regard for legal considerations we deem relevant, we are of the opinion that:

(i)

Assuming the due authorization, execution and delivery by the parties thereto of the Company Senior Indenture, the Company Subordinated Indenture or the Company Junior Subordinated Indenture, as the case may be, the effectiveness of the Registration Statement under the Act, the qualification of the Company Senior Indenture, the Company Subordinated Indenture or the Company Junior Subordinated Indenture, as the case may be, under the Trust Indenture Act of 1939, as amended, the compliance with the “blue sky” laws of certain states, and the due authorization, execution and delivery by the parties thereto of each amendment of or supplement to the Company Senior Indenture, the Company Subordinated Indenture or the Company Junior Subordinated Indenture, as the case may be (each such Indenture, as so amended or supplemented, being referred to in this paragraph as a “Company Indenture,” and the trustee under any Company Indenture being referred to in this paragraph as a “Trustee”), that any equity securities which may underlie any convertible Company Debt Securities will be duly and validly authorized and reserved for issuance, and that the relevant Company Indenture will be consistent with the form thereof filed as an exhibit to the Registration Statement: the Company Debt Securities will be duly and validly authorized and, when the Company Debt Securities are duly executed by the Company, authenticated by the relevant Trustee and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the relevant Company Indenture and the applicable definitive purchase, underwriting or similar agreement, the Company Debt Securities will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the relevant Company Indenture.

(ii)

Assuming the due authorization, execution and delivery by RenaissanceRe Finance or GUSH, as applicable, and the parties thereto of the Subsidiary Senior Indenture, the Subsidiary Subordinated Indenture or the Subsidiary Junior Subordinated Indenture, as the case may be, the effectiveness of the Registration Statement under the Act, the

RenaissanceRe Holdings Ltd.
RenaissanceRe Finance Inc.
Glencoe U.S. Holdings Inc.
RenaissanceRe Capital Trust II
June 7, 2007

qualification of the Subsidiary Senior Indenture, the Subsidiary Subordinated Indenture or the Subsidiary Junior Subordinated Indenture, as the case may be, under the Trust Indenture Act of 1939, as amended, the compliance with the “blue sky” laws of certain states, and the due authorization, execution and delivery by the parties thereto of each amendment of or supplement to the Subsidiary Senior Indenture, the Subsidiary Subordinated Indenture or the Subsidiary Junior Subordinated Indenture, as the case may be (each such Indenture, as so amended or supplemented, being referred to in this paragraph as a “Subsidiary Indenture,” and the trustee under any Subsidiary Indenture being referred to in this paragraph as a “Trustee”), that any equity securities which may underlie any convertible Subsidiary Debt Securities will be duly and validly authorized and reserved for issuance, and that the relevant Subsidiary Indenture will be consistent with the form thereof filed as an exhibit to the Registration Statement: the Subsidiary Debt Securities will be duly and validly authorized and, when the Subsidiary Debt Securities are duly executed by RenaissanceRe Finance or GUSH, as applicable, authenticated by the relevant Trustee and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the relevant Subsidiary Indenture and the applicable definitive purchase, underwriting or similar agreement, the Subsidiary Debt Securities will be valid and binding obligations of RenaissanceRe Finance or GUSH, as applicable, and enforceable against RenaissanceRe Finance or GUSH, as applicable, in accordance with their terms and entitled to the benefits of the relevant Subsidiary Indenture.

(iii)

Assuming the due authorization, execution and delivery by the parties thereto of a Deposit Agreement relating to Depositary Shares, and each amendment thereof or supplement thereto (each such Deposit Agreement, as so amended or supplemented, being referred to in this paragraph as a “Deposit Agreement”), the effectiveness of the Registration Statement under the Act, the compliance with the “blue sky” laws of certain states, that any Common Shares or Preference Shares deposited pursuant to the Deposit Agreement will be duly authorized and validly issued, that the relevant Deposit Agreement is consistent with the summary description thereof set forth in the Registration Statement, and that the Common Shares or Preference Shares underlying such Depositary Shares will be deposited under the applicable Deposit Agreement with a bank or trust company which meets the requirements for the Depositary set forth in the Registration Statement or in the supplement or supplements to the Prospectus included therein: (a) the Deposit Agreement will be a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and (b) the Depositary Shares will be duly and validly authorized and, when the depositary receipts evidencing rights in the Depositary Shares are duly executed by the relevant Depositary and registered, and the Depositary Shares sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the Deposit Agreement and the

RenaissanceRe Holdings Ltd.
RenaissanceRe Finance Inc.
Glencoe U.S. Holdings Inc.
RenaissanceRe Capital Trust II
June 7, 2007

applicable definitive purchase, underwriting or similar agreement, will be validly issued and will entitle the holders thereof to the rights specified in the Deposit Agreement and the depositary receipts evidencing rights therein.

(iv)

Assuming the due authorization, execution and delivery by the parties thereto of the Warrant Agreement, and each amendment of or supplement to the Warrant Agreement, as the case may be (any such Warrant Agreement, as so amended or supplemented, being referred to in this paragraph as a “Warrant Agreement”), the effectiveness of the Registration Statement under the Act, the compliance with the “blue sky” laws of certain states, that the relevant Warrant Agreement is consistent with the summary description thereof contained in the Registration Statement, and that any Common Shares, Preference Shares or Debt Securities underlying the relevant Warrant Agreement are duly authorized and validly issued: the Warrants will be duly and validly authorized and, when the Warrants are duly executed by the Company and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the relevant Warrant Agreement and the applicable definitive purchase, underwriting or similar agreement, the Warrants will be valid and binding obligations of the Company, entitled to the benefits of the relevant Warrant Agreement.

(v)

Assuming the due authorization, execution and delivery by the parties thereto of a Preferred Securities Guarantee Agreement relating to the Trust Preferred Securities and each amendment thereof or supplement thereto (any such Preferred Securities Guarantee Agreement, as so amended or supplemented, being referred to in this paragraph as a “Preferred Securities Guarantee Agreement”), the effectiveness of the Registration Statement under the Act, the compliance with the “blue sky” laws of certain states, and that the relevant Preferred Securities Guarantee Agreement will be consistent with the form thereof incorporated by reference as an exhibit to the Registration Statement: when the Preferred Securities Guarantee Agreement is duly executed and delivered in connection with the sale of the Trust Preferred Securities in accordance with the assumptions set forth in paragraph A.(vii) below, the Trust Preferred Guarantee embodied therein will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(vi)

Assuming the due authorization, execution and delivery by the parties thereto of a Share Purchase Contract and each amendment thereof or supplement thereto (any such Share Purchase Contract, as so amended or supplemented, being referred to in this paragraph as a “Share Purchase Contract”), the effectiveness of the Registration Statement under the Act, the compliance with the “blue sky” laws of certain states, that the relevant Share Purchase Contract is consistent with the summary description thereof set forth in the Registration Statement, and that any Common Shares or Preference Shares underlying the relevant Share Purchase Contract are duly authorized and validly issued: the Share Purchase Contract, when duly executed and delivered, will be a legal and valid obligation of the Company enforceable against the Company in accordance with its terms, and the

RenaissanceRe Holdings Ltd.
RenaissanceRe Finance Inc.
Glencoe U.S. Holdings Inc.
RenaissanceRe Capital Trust II
June 7, 2007

interests therein, when duly sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the applicable definitive purchase, underwriting or similar agreement, will be valid and binding obligations of the Company, entitled to the benefits provided by the Share Purchase Contract.

(vii)

Assuming the due authorization, execution and delivery by the parties thereto of a Share Purchase Contract and the applicable pledge agreement related to a Share Purchase Unit and each amendment thereof or supplement thereto (any such Share Purchase Contract together with the applicable pledge agreement, as so amended or supplemented, being referred to in this paragraph as a “Share Purchase Unit”), the effectiveness of the Registration Statement under the Act, the compliance with the “blue sky” laws of certain states, that the relevant Share Purchase Unit is consistent with the summary description thereof set forth in the Registration Statement, and that any Common Shares or Preference Shares underlying the relevant Share Purchase Contract, and any Debt Securities, Trust Preferred Securities or debt obligations of third parties issued as security for the relevant Share Purchase Unit are duly authorized and validly issued: the Share Purchase Unit, when the related Share Purchase Contract and the applicable pledge agreement are duly executed and delivered, will be a legal and valid obligation of the Company enforceable against the Company in accordance with its terms, and the interests therein, when duly sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the applicable definitive purchase, underwriting or similar agreement, will be valid and binding obligations of the Company, entitled to the benefits provided by the Share Purchase Unit.

(viii)

Assuming the due authorization, execution and delivery by the parties thereto of the Company Junior Subordinated Indenture or the Subsidiary Junior Subordinated Indenture, as applicable, the due authorization, execution and delivery by the parties thereto of the Trust Agreement, the due execution and delivery by the parties thereto of each amendment of or supplement to the Trust Agreement (as so amended or supplemented, being referred to in this paragraph as the “Trust Agreement”) or the applicable Junior Subordinated Indenture (as so amended or supplemented, being referred to in this paragraph as the “Applicable Junior Subordinated Indenture”), as the case may be (the trustees under any such instruments being referred to in this paragraph as “Trustees”), the effectiveness of the Registration Statement under the Act, the qualification of the Applicable Junior Subordinated Indenture and the Trust Agreement, as the case may be, under the Trust Indenture Act, the compliance with the “blue sky” laws of certain states, and that the relevant Trust Agreement is consistent with the form thereof incorporated by reference as an exhibit to the Registration Statement and the relevant Applicable Junior Subordinated Indenture is consistent with the form thereof filed as an exhibit to the Registration Statement: when the Trust Preferred Securities are

RenaissanceRe Holdings Ltd.
RenaissanceRe Finance Inc.
Glencoe U.S. Holdings Inc.
RenaissanceRe Capital Trust II
June 7, 2007

duly executed by the Capital Trust, authenticated by the relevant Trustee and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein, the Trust Agreement and the Applicable Junior Subordinated Indenture and the applicable definitive purchase, underwriting or similar agreement, the Trust Preferred Securities will represent valid and (subject to the provisions of the Trust Agreement providing that the holders of the Trust Preferred Securities may be obligated to make payments under certain circumstances), fully paid and nonassessable undivided beneficial interests in the assets of the Capital Trust.

(ix)

Assuming the due authorization, execution and delivery by the parties thereto of a Debt Securities Guarantee Agreement relating to the Subsidiary Debt Securities and each amendment thereof or supplement thereto (any such Debt Securities Guarantee Agreement, as so amended or supplemented, being referred to in this paragraph as a “Debt Securities Guarantee Agreement”), the effectiveness of the Registration Statement under the Act, the compliance with the “blue sky” laws of certain states, and that the relevant Debt Securities Guarantee Agreement will be consistent with the form thereof filed as an exhibit to the Registration Statement: when the Debt Securities Agreement is duly executed and delivered in connection with the sale of the Subsidiary Debt Securities in accordance with the assumptions set forth in paragraph A. (ii) above, the Debt Securities Guarantee embodied therein will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

B. The opinions expressed herein are subject to the following assumptions, qualifications and exceptions:

(i)

We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware, the Business Trusts Act of the State of Delaware and the federal laws of the United States of America. Insofar as the opinions expressed herein relate to or depend upon matters governed by the laws of the Islands of Bermuda, we have relied upon the opinion of Conyers Dill & Pearman dated the date hereof, which is being filed as exhibit 5.1 to the Registration Statement.

(ii)

Enforcement of any contract or agreement or of any security or other instrument issued thereunder may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing, which principles of equity are of general application, and, when applied by a court, might cause such court to, among other things, (A) not allow a creditor to accelerate the maturity of a debt or terminate a forbearance period relating to a debt, or to realize upon any security for the payment of such debt, upon the occurrence of a default deemed

RenaissanceRe Holdings Ltd.
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Glencoe U.S. Holdings Inc.
RenaissanceRe Capital Trust II
June 7, 2007

immaterial or (B) include a requirement that a creditor or other holder act with reasonableness and good faith.

(iii)

Certain of the remedial provisions, including waivers, with respect to the exercise of remedies contained in any contract or agreement or security or instrument referenced above are or may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of any such contract or agreement, taken as a whole.

(iv)

Insofar as any contract or agreement or security or instrument referenced above provides for indemnification or contribution or waivers of rights or defenses, enforcement thereof may be limited by public policy considerations or other applicable law.

(v)

We express no opinion as to provisions of any contract or agreement or security or instrument insofar as such provisions relate to: (1) the subject matter jurisdiction of the courts specified therein, if any, to adjudicate any controversy related to such contract or agreement, (2) any waiver of jury trial contained therein, (3) any right of set-off or provision for liquidated damages, (4) any limitations on the effectiveness of oral amendments, modifications, consents and waivers, and (5) any waiver of objection to venue set forth therein with respect to proceedings in the courts specified therein.

The opinions expressed herein are given as of the date hereof, and we assume no obligation to update (including with respect to any action which may be required in the future to perfect or continue the perfection of any security interest) or supplement such opinions or views to reflect any fact or circumstance that may hereafter come to our attention or any change in law that may hereafter occur or hereinafter become effective. Upon finalization of the terms of any contract or agreement or security or instrument referenced above which was not been executed as of the date hereof, additional assumptions, qualifications and exceptions may be applicable in any future opinion addressing such contract or agreement or security or instrument.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We hereby consent to the use of our name under the heading “Legal Opinions” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,
/s/ Willkie Farr & Gallagher LLP
WILLKIE FARR & GALLAGHER LLP